For the fiscal period ended 10/31/00.
File number 811-07811
Prudential U.S. Emerging Growth Fund, Inc.

                        SUB-ITEM 77 O

                          EXHIBITS

        Transactions Effected Pursuant to Rule 10f-3

Ia.

1.   Name of Issuer
          Integrated Info Systems

2.   Date of Purchase
          3/17/2000

3.   Number of Securities Purchased
          800

4.   Dollar Amount of Purchase
          $9,000

5.   Price Per Unit
          $15.00

6.   Name(s) of Underwriter or Dealer(s)
          From whom purchased:
          Robert Stephens

7.   Other Members of the Underwriting
Syndicate

          Credit Suisse First Boston
Corporation
          FleetBoston Robertson Stephens Inc.
          E*OFFERING Corp.











Ib.

1.   Name of Issuer
          ImproveNet

2.   Date of Purchase
          3/15/2000

3.   Number of Securities Purchased
          2,800

4.   Dollar Amount of Purchase
          $44,800

5.   Price Per Unit
          $16,00

6.   Name(s) of Underwriter or Dealer(s)
          From whom purchased:
          Credit Suisse First Boston

7.   Other Members of the Underwriting
Syndicate

          FleetBoston Robertson Stephens Inc.
          U.S. Bancorp Piper Jaffray Inc.
          Robert W. Baird & Co. Incorporated
          Legg Mason  wood Walker,
Incorporated
















Ic.

1.   Name of Issuer
          Radvision Ltd.

2.   Date of Purchase
          3/13/2000

3.   Number of Securities Purchased
          7,600

4.   Dollar Amount of Purchase
          $152,000

5.   Price Per Unit
          $20.00

6.   Name(s) of Underwriter or Dealer(s)
          From whom purchased:
          Lehman

7.   Other Members of the Underwriting
Syndicate

          Lehman Brothers Inc.
          Salomon Smith Barney Inc.
          U.S. Bancorp Piper Jaffray Inc.
          Fidelity Capital Markets
          Chase H&Q
          CIBC World Markets Corp.
          Fleetboston Robertson Stephens Inc.
          Prudential Securities
          Warburg Dillon Read LLC
          C.E. Unterberg, Towbin
          Thomas Weisel Partners

          Dain Rauscher
          Doft & Co., Inc.
          Gruntal & Co.
          Pacific Growth Equities, Inc.
          Raymond James & Associates Inc.

          Merrill Weber Co. Inc.
          Financial West Group, Inc.
          Chatsworth Securities LLC


Id.

1.   Name of Issuer
          Digitas

2.   Date of Purchase
          3/13/2000

3.   Number of Securities Purchased
          5,800

4.   Dollar Amount of Purchase
          $139,200

5.   Price Per Unit
          $24.00

6.   Name(s) of Underwriter or Dealer(s)
          From whom purchased:
          Morgan Stanley

7.   Other Members of the Underwriting
Syndicate

          Morgan Stanley & Co. Incorporated
          Deutsche Bank Securities Inc.
          Salomon Smith Barney Inc.
          Banc of America Securities LLC
          Bear. Stearns & Co. Inc.

















Ie.

1.   Name of Issuer
          Iprint.com

2.   Date of Purchase
          3/7/2000

3.   Number of Securities Purchased
          1,800

4.   Dollar Amount of Purchase
          $18,000

5.   Price Per Unit
          $10.00

6.   Name(s) of Underwriter or Dealer(s)
          From whom purchased:
          Credit Suisse First Boston

7.   Other Members of the Underwriting
Syndicate

          Credit Suisse First Boston
Corporation
          FleetBoston Robertson Stephens Inc.
          U.S. Bancorp Piper Jaffray Inc.
          W.R. Hambrecht LLC

          Banc of America Securities LLC
          Dain Rauscher Wessels
          First Union Securities Inc.
          Invemed Associates LLC
          Jefferies & Company
          Prudential Securities
          Sands Brothers & Co.
          Thomas Weisel Partners LLC
          Wit Soundview








If.

1.   Name of Issuer
          Mederax

2.   Date of Purchase
          3/2/2000

3.   Number of Securities Purchased
          15,400

4.   Dollar Amount of Purchase
          $2,648,800

5.   Price Per Unit
          $172.00

6.   Name(s) of Underwriter or Dealer(s)
          From whom purchased:
          Morgan Stanley

7.   Other Members of the Underwriting
Syndicate

          Morgan Stanley & Co. Incorporated
          Hambrecht & Quist LLC
          Dain Rauscher Incorporated
          Warburg Dillon Read LLC


















Ig.

1.   Name of Issuer
          Matrix One

2.   Date of Purchase
          2/29/2000

3.   Number of Securities Purchased
          4,800

4.   Dollar Amount of Purchase
          $120,000

5.   Price Per Unit
          $25.00

6.   Name(s) of Underwriter or Dealer(s)
          From whom purchased:
          Goldman Sachs

7.   Other Members of the Underwriting
Syndicate

          Goldman, Sachs & Co.
          Dain Rauscher Incorporated
          U.S. Bancorp Piper Jaffray Inc.
          Wit Capital Corporation

          Prudential Securities
          Adams, Harkness & Hill, Inc.
          Advest, Inc.
          Gruntal & Co., LLC
          Neuberger & Berman LLC












Ih.

1.   Name of Issuer
          Hotel Reservation

2.   Date of Purchase
          2/25/2000

3.   Number of Securities Purchased
          10,800

4.   Dollar Amount of Purchase
          $172,800

5.   Price Per Unit
          $16.00

6.   Name(s) of Underwriter or Dealer(s)
          From whom purchased
          DLJ

7.   Other Members of the Underwriting
Syndicate

          Donaldson, Lufkin & Jenrette
          Allen & Company Incorporated
          Bear, Stearns & Co. Inc.
          Thomas Weisel Partners LLC
          DLJdirect Inc.

















Ii.

1.   Name of Issuer
          Maxim Pharmaceuticals

2.   Date of Purchase
          2/23/2000

3.   Number of Securities Purchased
          3,400

4.   Dollar Amount of Purchase
          $187,000

5.   Price Per Unit
          $55.00

6.   Name(s) of Underwriter or Dealer(s)
          From whom purchased
          JP Morgan

7.   Other Members of the Underwriting
Syndicate

          J.P. Morgan
          Prudential Securities
          Aragon Securities AB



















Ij.

1.   Name of Issuer
          Maxim Pharmaceuticals

2.   Date of Purchase
          2/23/2000

3.   Number of Securities Purchased
          3,400

4.   Dollar Amount of Purchase
          $187,000

5.   Price Per Unit
          $55.00

6.   Name(s) of Underwriter or Dealer(s)
          From whom purchased
          JP Morgan

7.   Other Members of the Underwriting
Syndicate























Ik.

1.   Name of Issuer
          Witness System

2.   Date of Purchase
          2/10/2000

3.   Number of Securities Purchased
          8,000

4.   Dollar Amount of Purchase
          $160,000

5.   Price Per Unit
          $20.00

6.   Name(s) of Underwriter or Dealer(s)
          From whom purchased
          Hambrecht & Quist

7.   Other Members of the Underwriting
Syndicate

          Chase H&Q
          U.S. BancCorp Piper Jaffray
          Wit SoundView Corporation

          CIBC World Markets Corp.
          Deutsche Banc Alex Brown
          Donaldson, Lufkin & Jenrette
Securities Co.
          A.G. Edwards & Sons, Inc.
          Lehman Brothers
          Fleetboston Rob3ertson Stephens
Inc.
          Adams Harkness & Hill, Inc.
          E*OFFERING CORP.
          First Albany Corporation
          First Security Van Kasper
          The Robinson-Humphrey Company, LLC
          SunTrust Equitable Securities
Corporation
          Tucker Anthony Cleary Gull
          Wachovia Securities, Inc.




Il.

1.   Name of Issuer
          Xcare.net

2.   Date of Purchase
          2/10/2000

3.   Number of Securities Purchased
          1,800

4.   Dollar Amount of Purchase
          $32,400

5.   Price Per Unit
          $18.00

6.   Name(s) of Underwriter or Dealer(s)
          From whom purchased
          Robertson Stephens

7.   Other Members of the Underwriting
Syndicate

          Fleetboston Robertson Stephens Inc.
          SG Cowen Securities Corporation
          E*OFFERING Corp.
          Advest, Inc.


















Im.

1.   Name of Issuer
          Landacorp

2.   Date of Purchase
          2/9/2000

3.   Number of Securities Purchased
          6,300

4.   Dollar Amount of Purchase
          $63,000

5.   Price Per Unit
          $10.00

6.   Name(s) of Underwriter or Dealer(s)
          From whom purchased
          Hambrecht & Quist

7.   Other Members of the Underwriting
Syndicate

          Chase H&Q
          Prudential Securities
          S.G. Cowen Securities

          Banc of America Securities LLC
          CIBC World Markets Corp.
          Deutsche Banc Alex Brown
          Donaldson, Lufkin & Jenrette
Securities
          A.G. Edwards & Sons, Inc.
          First Union Securities
          J.C. Bradford & Co.
          Dain Rauscher Wessels
          E*OFFERING Corp.
          First Southwest Company
          First Securities Van Kasper
          Needham & Co. Inc.
          The Robinson-Humphrey Company, LLC
          Stephens Inc.




In.

1.   Name of Issuer
          Network Solutions

2.   Date of Purchase
          2/7/2000

3.   Number of Securities Purchased
          17,100

4.   Dollar Amount of Purchase
          $4,223,700

5.   Price Per Unit
          $247.00

6.   Name(s) of Underwriter or Dealer(s)
          From whom purchased
          JP Morgan

7.   Other Members of the Underwriting
Syndicate

          J.P. Morgan Securities Inc.
          Morgan Stanley & Co.
          Hambrecht & Quist LLC
          PaineWebber Incorporated
          FleetBoston Robertson Stephens Inc.
          Prudential Securities
















Io.

1.   Name of Issuer
          Emerg

2.   Date of Purchase
          2/4/2000

3.   Number of Securities Purchased
          6,400

4.   Dollar Amount of Purchase
          $96,000

5.   Price Per Unit
          $15.00

6.   Name(s) of Underwriter or Dealer(s)
          From whom purchased
          Adams, Harkness & Hill

7.   Other Members of the Underwriting
Syndicate

          Adams, Harness & Hill, Inc.
          First Union Securities, Inc.
          FAC/Equities

          Banc of America Securities LLC
          Hambrecht & Quist LLC
          Deutsche Bank Securities Inc.
          Lehman Brothers Inc.
          J.P. Morgan Securities Inc.
          Prudential Securities
          Thomas Weisel Partners LLC

          First Montauk Securities
          Janney Montgomery Scott LLC
          Legg Mason Wood Walker, Inc.
          Parker/Hunter Incorporated
          Pennsylvania Merchant Group
          Wedbush Morgan Securities




Ip.

1.   Name of Issuer
          Dobson Comunications

2.   Date of Purchase
          2/3/2000

3.   Number of Securities Purchased
          4,200

4.   Dollar Amount of Purchase
          $92,400

5.   Price Per Unit
          $22.00

6.   Name(s) of Underwriter or Dealer(s)
          From whom purchased
          Lehman Brothers

7.   Other Members of the Underwriting
Syndicate

          Lehman Brothers
          Banc of America Securities
          Salomon Smith Barney Inc.
          Deutsche Banc Alex. Brown
          Goldman, Sachs & Co.
          Merrill Lynch
          ABN Amro
          Bear Stearns & Co. Inc.
          CIBC World Markets Corp.
          Credit Suisse First Boston
          Donaldson, Lufkin & Jenrette
          A.G. Edwards & Sons
          Fidelity Capital Markets
          J.P. Morgan Securities
          Morgan Stanley Dean Witter
          PaineWebber
          Prudential Securities
          Warburg Dillon Read LLC
          Wasserstein Perella Securities
          First Union Securities
          J.C. Bradford & Co.
          Chatsworth Securities
          First Southwest Company
          Gabelli & Company
          Gruntal & Company
          Janco Partners, Inc.
          Edward D. Jones & Co.
          J.J.B. Hilliard, W.L. Lyons, Inc.
          Needham & Co. Inc.
          Neuberger & Berman
          Raymond James & Associates
          The Robinson-Humphrey Company
          Sands Brothers & Co., Ltd.


































Iq.

1.   Name of Issuer
          Dobson Comunications

2.   Date of Purchase
          1/25/2000

3.   Number of Securities Purchased
          10,300

4.   Dollar Amount of Purchase
          $113,300

5.   Price Per Unit
          $11.00

6.   Name(s) of Underwriter or Dealer(s)
          From whom purchased
          Cowen & Company

7.   Other Members of the Underwriting
Syndicate

          SG Cowen Securities
          Prudential Securities
          Warburg Dillon Read LLC

          Deutsche Bank
          Chase H&Q
          Donaldson, Lufkin & Jenrette
          ING Barings
          Lehman Brothers
          Thomas Weisel Parners

          Gruntal & Co.
          U.S. Bancorp Piper Jaffray
          Raymond James
          Robinson-Humphrey
          Scott & Stringfellow
          Suntrust Equitable





Ir.

1.   Name of Issuer
          Shopnow

2.   Date of Purchase
          2/15/2000

3.   Number of Securities Purchased
          61,800

4.   Dollar Amount of Purchase
          $896,100

5.   Price Per Unit
          $14.50

6.   Name(s) of Underwriter or Dealer(s)
          From whom purchased
          J.P. Morgan

7.   Other Members of the Underwriting
Syndicate

          J.P. Morgan Securities
          CIBC World Markets
          PaineWebber Incorporated
          U.S. Bancorp Piper Jaffray Inc.

          Banc of America Securities
          Bear, Stearns & Co.
          Chase H&Q
          First Analysis
          Fleetboston Robertson Stephens
          Friedman, Billings, Ramsey
          Madison Securities
          Merrill Lynch
          Pacific Crest Securities
          Prudential Securities







Is.

1.   Name of Issuer
          Learning Tree

2.   Date of Purchase
          2/15/2000

3.   Number of Securities Purchased
          9,700

4.   Dollar Amount of Purchase
          $116,400

5.   Price Per Unit
          $12.00

6.   Name(s) of Underwriter or Dealer(s)
          From whom purchased
          Merrill Lynch

7.   Other Members of the Underwriting
Syndicate

          Merrill Lynch
          Lehman Brothers Inc.
          Prudential Securities



















It.

1.   Name of Issuer
          Eprise

2.   Date of Purchase
          3/24/2000

3.   Number of Securities Purchased
          1,700

4.   Dollar Amount of Purchase
          $25,500

5.   Price Per Unit
          $15.00

6.   Name(s) of Underwriter or Dealer(s)
          From whom purchased
          Deutsche Bank

7.   Other Members of the Underwriting
Syndicate

          Deutsche Bank Securities
          Dain Rauscher Wessels
          Soundview Technology Group

          Banc of America Securities
          Bear, Stearns & Co., Inc.
          Chase H&Q
          Fleetboston Robertson Stephens
          Prudential Securities
          SG Cowen Securities

          Chatsworth Securities
          Josephthal & Co.
          Legg Mason Wood Walker
          McDonald Investments
          Edgar M. Norris & Co.
          Raymond James & Associates
          Suntrust Equitable Securities
          Tucker Anthony Cleary Gull
          C.E. Unterberg. Towin


Iu.

1.   Name of Issuer
          Insilicon

2.   Date of Purchase
          3/22/2000

3.   Number of Securities Purchased
          800

4.   Dollar Amount of Purchase
          $9,600

5.   Price Per Unit
          $12.00

6.   Name(s) of Underwriter or Dealer(s)
          From whom purchased
          Robertson Stephens

7.   Other Members of the Underwriting
Syndicate

          FleetBoston Robertson Stephens
          Prudential Securities
          Needham & Company



















Iv.

1.   Name of Issuer
          Breezecom

2.   Date of Purchase
          3/23/2000

3.   Number of Securities Purchased
          14,300

4.   Dollar Amount of Purchase
          $286,000

5.   Price Per Unit
          $20.00

6.   Name(s) of Underwriter or Dealer(s)
          From whom purchased
          CIBC World Markets

7.   Other Members of the Underwriting
Syndicate

          CIBC World Markets Corp.
          Dain Rauscher Wessels
          U.S. Bancorp Piper Jaffray Inc.

          First Union Securities
          PaineWebber
          Prudential Securities
          SG Cowen Securities
          Warburg Dillon Read LLC

          Crowell, Weedon & Co.
          Josephthal & Co. Inc.
          Needham & Company, Inc.
          Tucker Anthony
          C.E. Unterberg, Towbin




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